UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2009

The Ensign Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33757	33-0861263
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27101 Puerta Real, Suite 450, Mission Viejo, CA	92691
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 487-9500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2009, Mr. Van R. Johnson was appointed as a member of the board of directors of The Ensign Group, Inc. (the “Company”) as a Class II Director with a term expiring at the 2012 annual meeting of shareholders. Mr. Johnson will serve as a member of the Quality Assurance and Compliance Committee of the board of directors.

Mr. Johnson is a 38-year veteran of the healthcare industry, who retired in 2004. Mr. Johnson served as a member of the board of directors of VISICU, Inc., a publicly-traded healthcare information technology company, from August 2007 until February 2008 when VISICU was acquired by Philips Holding USA Inc., a subsidiary of Koninklijke Philips Electronics. Prior to his retirement in 2004, Mr. Johnson served for 11 years as the President and Chief Executive Officer and 12 years as a Regional Executive of Sutter Health, a non-profit hospital system with hospitals, skilled nursing facilities and other healthcare operations in California and Hawaii. Mr. Johnson also served for 13 years in various positions at Intermountain Healthcare based in Salt Lake City, Utah. Mr. Johnson earned a bachelor’s degree at Brigham Young University and a Masters in Healthcare Administration from the University of Minnesota.

Mr. Johnson will be eligible to receive awards pursuant to the Company’s 2007 Omnibus Incentive Plan. In conjunction with his appointment to the board of directors, Mr. Johnson received 1,000 shares of common stock of the Company and entered into the standard indemnification agreement for directors.

A copy of the press release issued by the Company on July 24, 2009 regarding Mr. Johnson’s appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On July 23, 2009 the Company’s board of directors adopted an amendment (the “Amendment”) to the Company’s 2007 Omnibus Incentive Plan, amending the equity compensation program for the Company’s non-employee directors to phase out a program of automatic non-qualified stock option grants and phase in a program providing for automatic quarterly stock awards to non-employee directors for their service on the Company’s board of directors. A copy of the Amendment is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of the Company dated July 24, 2009

99.2	Amendment to 2007 Omnibus Incentive Plan dated July 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2009	THE ENSIGN GROUP, INC.

	By:	/s/ Alan J. Norman

Alan J. Norman Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated July 24, 2009

99.2	Amendment to 2007 Omnibus Incentive Plan dated July 23, 2009